SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 ---------------



                                  March 6, 2003
                                (Date of Report)



                              THE DWYER GROUP, INC.
             (Exact name of registrant as specified in its chapter)



   Delaware                     0 - 15227                        73-0941783

(State or other                (Commission                    (IRS employer
jurisdiction of                file number)                identification no.)
incorporation or
organization)



                         1010 N. University Parks Drive
                                Waco, Texas 76707
                    (Address of principal executive offices)


                                 (254) 745-2400
              (Registrant's telephone number, including area code)

                               Item 7(c). Exhibits

     Exhibit 99 Press Release of The Dwyer Group, Inc., dated March 6, 2003, reporting The Dwyer Group, Inc. financial results for the fourth quarter of 2002 and for the year 2002.


Item 9.  Regulation FD Disclosure

Attached and incorporated herein by reference, as Exhibit 99 is a copy of a press release of The Dwyer Group, Inc., dated March 6, 2003, reporting The Dwyer Group, Inc. financial results for the fourth quarter of 2002 and for the year 2002.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   THE DWYER GROUP, INC.


Dated:    March 6, 2003            By:  \s\ Thomas J. Buckley
                                        ---------------------
                                          Thomas J. Buckley
                                          Chief Financial Officer and Treasurer


                                   By:  \s\ Dina Dwyer-Owens
                                        --------------------
                                          Dina Dwyer-Owens
                                          Chief Executive Officer